Other long-term assets and other long-term liabilities	12 Months Ended
Dec. 31, 2017
Other Long Term Assets And Other Long-Term Liabilities [Abstract]
Other Long Term Assets And Other Long-Term Liabilities [Text Block]
10. Other long-term assets and other long-term liabilities

The components other long-term assets are as follows:

	As of
	December 31,
(in thousands of U.S. dollars)	2017	2016
Refundable value added tax on import	$7,433	$6,099
Long-term receivables	—	6,195
Other long-term assets	930	106
Total other long-term assets	$8,363	$12,400

Refundable value added tax was paid in Indonesia in local currency on the import of PGN FSRU Lampung into the country in 2014. The receivable can be recovered by applying future periods net value added tax liabilities against the receivable. The original balance has been reduced for net value added tax incurred starting in 2014 until December 31, 2017. The charterer provided an advance for the funding of the refundable value added tax on import.

Following dialogue with local tax authorities, it was possible to amend a value added tax ("VAT") filing, reducing the VAT liability on a customer invoice with the result that a credit note was issued for the other long-term receivable of $6,195 in the second quarter of 2017. The amended VAT filing also increased the net refundable value added tax on import by a corresponding amount.

The advance for refundable value added tax and other long term liabilities, as of December 31, 2017 and 2016, were as follows:

	As of
	December 31,
(in thousands of U.S. dollars)	2017	2016
Long term advances for value added tax recorded in other long-term liabilities	$5,710	$11,235
Other long-term liabilities	83	—
Total other long-term liabilities	$5,793	$11,235